GREEN CENTURY FUNDS

Green Century Balanced Fund (the Fund)

Supplement dated October 17, 2025 to the Prospectus and Statement of Additional

Information Dated November 28, 2024

Investment Subadviser Change. At a meeting held on October 9, 2025, the Board of Trustees of Green Century Funds (the Trust) approved a new investment subadvisory agreement among the Fund’s investment adviser, Green Century Capital Management, Inc. (Green Century), Northern Trust Investments, Inc. (Northern Trust), and the Trust on behalf of the Fund.

Changes to Investment Objective and Principal Investment Strategies. Green Century is implementing certain changes to the environmental and other screening criteria used in selecting the Fund’s investments in connection with the appointment of Northern Trust as the Fund’s subadviser. In addition, there are differences in the portfolio management processes of Northern Trust and Trillium. Accordingly, there are changes to the Fund’s investment objective and principal investment strategies that will be effective as of November 29, 2025 to reflect the changes to the Fund’s screening criteria and Northern Trust’s portfolio management processes. These changes to the Fund’s investment objective and principal investment strategies do not require shareholder approval.

Investment Objective: Effective November 29, 2025, the Fund’s investment objective is to provide capital growth and income from a diversified portfolio of stocks and bonds selected based on environmental criteria.

Principal Investment Strategies: Effective November 29, 2025, the Fund invests primarily in the stocks and bonds of U.S. companies. There is no predetermined percentage of assets allocated to either stocks or bonds, although the Fund will generally invest at least 25% of its net assets in bonds and may not invest more than 75% of its net assets in stocks.

The Fund seeks to avoid investing in securities of issuers in industries that Green Century believes are environmentally harmful, including companies or industries that primarily, in the view of Northern Trust:

•	Explore for, extract, produce, manufacture or refine coal, oil or gas; produce or transmit electricity derived from fossil fuels; or own fossil fuel reserves;

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Are engaged in the significant production of nuclear energy or distribution of energy derived from nuclear power production, or nuclear weapons or the manufacture of nuclear weapon related components or systems.

•	Are engaged in the manufacture of tobacco products;

•	Are involved in commercial animal farming for the purposes of food production (Factory Farms);

•	Are engaged in the production of genetically modified organisms (GMOs);

•	Are classified as metals and mining companies;

•	Are engaged in the manufacture or supply of biocides or specialty chemicals;

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Have operations or products and services that are considered misaligned with certain sustainable development goals identified by Green Century which may include the United Nations Sustainable Development Goals such as clean energy, life below water, life on land and climate action; or

•	Are engaged in the production of firearms or military weapons.

In selecting equity securities to buy and sell, Northern Trust first excludes securities of companies included in the S&P 1500® Index that, based on Northern Trust’s evaluation of data provided by one or more third-party research vendors, are deemed environmentally harmful. Third-party information providers currently include Bloomberg, L.P., Morningstar, Sustainalytics, ISS ESG, MSCI Inc., ICE, Barclays, Nasdaq and FactSet. Northern Trust may add or remove third-party providers at its discretion. After defining the investable universe of equity securities, Northern Trust evaluates the quality of the remaining securities and removes those securities that do not meet Northern Trust’s proprietary methodology. Northern Trust’s methodology seeks to rate and rank securities based on three categories of financial signals (profitability, management efficiency, and cash generation).

In selecting debt securities to buy and sell, Northern Trust first excludes securities of companies included in the Bloomberg US Intermediate Credit (1-10 Year) Index that, based on Northern Trust’s evaluation of data provided by one or more third-party research vendors, are deemed environmentally harmful as described above. After defining the investable universe of debt securities, Northern Trust aims to gain exposure to undervalued corporate bonds from high-quality issuers as defined by Northern Trust’s proprietary quantitative methodology. Additionally, Northern Trust’s methodology seeks to invest in “green” bonds, which are defined as loans used to finance projects and activities that benefit the environment. Opportunities to invest in green bonds will be considered based on a variety of factors including but not limited to alignment with the portfolio screening criteria, credit rating, liquidity, and other factors.

Northern Trust also performs a risk management analysis in which Northern Trust seeks to measure and manage risk exposures at the security, sector and portfolio levels through portfolio diversification. Northern Trust makes final purchase decisions based on the quantitative models described above, the desired level of diversification, and the desired allocation among equity and debt securities.

The Fund will normally seek to sell a security if it is determined to be environmentally harmful as described above or if Northern Trust believes the security is no longer attractive based upon the evaluation criteria described above.

Changes to Investment Advisory Fee Rate Schedule. In connection with the appointment of Northern Trust as the Fund’s subadviser, the Board has approved a new investment advisory fee rate schedule for the Fund that is effective November 29, 2025. After giving effect to the new investment advisory fee rate schedule, the aggregate investment advisory fees payable by the Fund to Green Century will decrease.

New Investment Advisory Fee: Effective November 29, 2025, Green Century is entitled to receive a fee from the Fund equal on an annual basis to: 0.45% of the value of the average daily net assets of the Fund up to but not including $150 million, 0.42% of the average daily net assets of the Fund from and including $150 million up to but not including $300 million, 0.38% of the average daily net assets of the Fund from and including $300 million up to but not including $1 billion and 0.36% of the average daily assets of the Fund equal to or in excess of $1 billion.

Current Investment Advisory Fee: Prior to November 29, 2025, Green Century was entitled to receive a fee from the Fund equal on an annual basis to 0.65% of the average daily net assets of the Fund up to $250 million and 0.60% of the average daily net assets of the Fund in excess of $250 million.

The new investment advisory rate fee schedule is being adopted in recognition of the fact that the new investment subadvisory agreement with Northern Trust contains a new subadvisory fee rate schedule pursuant to which the aggregate subadvisory fees payable to Northern Trust by Green Century, and not the Fund, will also decrease as compared to the aggregate subadvisory fees payable to Trillium. The new investment advisory fee rate schedule is not contingent upon shareholder approval of the new investment subadvisory agreement.

Please retain this supplement for future reference.